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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 31, 2001



                        PAINEWEBBER R&D PARTNERS II, L.P.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                       33-14582               13-3437420
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(State or Other Jurisdiction of   (Commission File            (IRS Employer
        Incorporation)                  Number)              Identification No.)

              1285 Avenue of the Americas, New York, New York 10019
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 713-2000
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                                (Not Applicable)
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          (Former Name or Former Address, if Changed Since Last Report)

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                        PAINEWEBBER R&D PARTNERS II, L.P.

ITEM 5.

                  On December 31, 2001, the Registrant's existence as a Delaware limited partnership was terminated. The Registrant intends to file with the Securities and Exchange Commission (the "Commission") promptly following the date of this Report a Form 15 terminating the registration of its limited partnership interests under the Securities Exchange Act of 1934, as amended (the "Act"), and its duty to file with the Commission reports under the applicable provisions of the Act.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PAINEWEBBER R&D PARTNERS II, L.P.
                                        (Registrant)

                                   By:  PaineWebber Technologies II, L.P.
                                        (General Partner)

                                   By:  PWDC Holding Company
                                        (General Partner of the General Partner)

                                   By:  /s/ Stephen R. Dyer
                                        ---------------------------------------
                                        Title: President





Date:    January 31, 2002